UBS Series Funds

April 7, 2020

Supplement to the prospectuses (each, a “Prospectus” and together, the “Prospectuses”) referenced below, as may have been supplemented.

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select ESG Prime Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select ESG Prime Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund
•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund
•	UBS Liquid Assets Government Fund
•	UBS RMA Government Money Market Fund
•	UBS Ultra Short Income Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses for the above-named series (each a “fund”, and collectively the “funds”) of UBS Series Funds.

Effective immediately, the Prospectuses referenced on the reverse side are hereby revised as follows:

The section captioned “More information about the funds” and sub-captioned “Additional information about principal risks” in the Prospectus for each Fund is revised by replacing the “Market risk” risk factor in its entirety with the following:

Market Risk. The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to

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operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Fund Name	Date of Prospectus
UBS Series Funds—UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select ESG Prime Institutional Fund	December 30, 2019
UBS Series Funds—UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select ESG Prime Preferred Fund	December 30, 2019
UBS Series Funds—UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund and UBS Select ESG Prime Investor Fund	December 30, 2019
UBS Series Funds—UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund	August 28, 2019
UBS Series Funds—UBS Prime Investor Fund and UBS Tax-Free Investor Fund	August 28, 2019
UBS Series Funds—UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund	August 28, 2019
UBS Series Funds—UBS RMA Government Money Market Fund	August 28, 2019
UBS Series Funds—UBS Liquid Assets Government Fund	August 28, 2019
UBS Series Funds—UBS Ultra Short Income Fund	August 28, 2019

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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